Exhibit 99

FOR IMMEDIATE RELEASE

Investor / Media Contact

Maria Duey

Vice President – Investor Relations and Communications

313.792.5500

maria_duey@mascohq.com

MASCO CORPORATION REPORTS THIRD QUARTER 2012 RESULTS

2012 Third Quarter Commentary

•	Net sales of $2.0 billion were flat compared to the third quarter of 2011. Excluding the impact of currency translation, net sales increased 2%.

•	Results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, compared to the third quarter of 2011, were as follows:

•	Gross profit margins improved to 26.5 percent compared to 25.4 percent

•	Operating profit margins improved to 7.2 percent compared to 6.5 percent

•	Income from continuing operations was $.13 per common share compared to $.09 per common share

•	Income from continuing operations, as reported, was $.06 per common share compared to $.16 per common share for the third quarter of 2011.

•	Working capital as a percent of sales was 14.8 percent at September 30, 2012, the same as at September 30, 2011.

•	We ended the third quarter of 2012 with approximately $1.2 billion of cash.

Taylor, Mich., (October 29, 2012) — Masco Corporation (NYSE: MAS) today reported that its net sales of $2 billion for the third quarter ended September 30, 2012 were flat compared to the third quarter of 2011. North American sales increased four percent and International sales decreased twelve percent. In local currencies, International sales decreased three percent compared with the third quarter of 2011.

Income from continuing operations was $.13 per common share and $.09 per common share for the third quarters of 2012 and 2011, respectively, excluding the items in Exhibit A and with a normalized tax rate of 36 percent. Including these items, income from continuing operations, as reported was $.06 per common share compared to $.16 per common share for the third quarter of 2011.

“Our top line in the third quarter benefitted from the increase in new home construction activity in North America, new product introductions, and from selling price increases,” said Masco’s CEO, Tim Wadhams. “These positives offset both the slow economic growth in North America and the continued weakening of Euro-Zone economies that we anticipated for the second half of 2012. On an adjusted basis, our margins improved on flat sales to 7.2 percent compared to 6.5 percent in third quarter 2011, driven by our focus on total cost productivity and improved price/commodity relationships. We are pleased with that outcome.”

During the third quarters of 2012 and 2011, we incurred pre-tax costs and charges of $28 million and $13 million, respectively, related to business rationalization initiatives. We expect full year 2012 business rationalization charges to be approximately $65 million. In the Other Specialty Products segment, as reported, one of the businesses was negatively impacted in the third quarter by a $12 million adjustment to its warranty expense as a result of the periodic review of warranty claim activity, sales volume, demographics and the estimated cost to service anticipated claims.

“We continue to make progress on our strategic initiatives, which include leveraging our brands, reducing our costs, improving our Installation and Cabinet segments and strengthening our balance sheet. We are encouraged by the continued strength in new home construction activity, driven by the stabilization and improvement of home prices in many areas of the U.S., increasing affordability and demographic trends. These factors should continue to drive demand for new homes over the next several years. Increased new home construction activity benefits virtually all of our businesses, particularly our Installation segment which has improved significantly this year, almost breaking even in the third quarter and which we expect to be profitable in the fourth quarter. In our Cabinet segment, we announced actions during the quarter, including the closure of a manufacturing location and a headcount reduction, which we expect will improve our efficiency and reduce costs by approximately $20 million on an annual basis. While we are committed to returning our Cabinet segment to profitability, we anticipate that big ticket remodeling will remain weak, even though we continue to see modest improvement in overall repair and remodeling activity,” said Tim Wadhams.

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2012 third quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on October 29, 2012 and will be available on the Company’s website at www.masco.com.

A conference call regarding information contained in this release is scheduled for Tuesday, October 30, 2012 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (877) 550-4056 and from outside the U.S. at (706) 679-3614. Please use the conference identification number 22434422. The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 22434422. The telephone replay will be available approximately two hours after the end of the call and continue through November 15, 2012.

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, uncertainty in the international economy, shifts in consumer preferences and purchasing practices, and our ability to achieve cost savings through business rationalizations and other initiatives. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s Web site at www.masco.com.

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MASCO CORPORATION

Condensed Consolidated Statements of Operations—Unaudited

For the Three Months and Nine Months Ended September 30, 2012 and 2011

(dollars in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net sales	$1,976	$1,978	$5,855	$5,729
Cost of sales	1,476	1,483	4,345	4,277

Gross profit	500	495	1,510	1,452

Selling, general and administrative expenses	398	380	1,186	1,210
Charge for litigation settlements, net	1	1	74	6

Operating profit	101	114	250	236

Other income (expense), net	(58)	(60)	(189)	(184)
Gains from financial investments, net	2	19	18	69

Income from continuing operations before income taxes	45	73	79	121

Income tax expense	14	4	48	55

Income from continuing operations	31	69	31	66

Loss from discontinued operations	(7)	(20)	(30)	(31)

Net income	24	49	1	35

Less: Net income attributable to non-controlling interest	9	13	28	37

Net income (loss) attributable to Masco Corporation	$15	$36	$(27)	$(2)

Income (loss) per common share attributable to Masco Corporation (diluted):
Income from continuing operations	$0.06	$0.16	$—	$0.08
Loss from discontinued operations	(0.02)	(0.06)	(0.08)	(0.09)

Net income (loss)	$0.04	$0.10	$(0.08)	$(0.01)

Average diluted common shares outstanding	350	348	350	349

Amounts attributable to Masco Corporation:
Income from continuing operations	$22	$56	$3	$29
Loss from discontinued operations	(7)	(20)	(30)	(31)

Net income (loss) attributable to Masco Corporation	$15	$36	$(27)	$(2)

Historical information is available on our website.

MASCO CORPORATION

Exhibit A: Reconciliations—Unaudited

For the Three Months Ended September 30, 2012 and 2011

(dollars in millions, except EPS)

	2012	2011
Gross Profit and Operating Profit Reconciliations

Net sales	$1,976	$1,978

Gross profit, as reported	$500	$495

Rationalization charges	11	8
Other Specialty Products—Warranty	12	—

Gross profit, as adjusted	$523	$503

Gross margin, as reported	25.3%	25.0%
Gross margin, as adjusted	26.5%	25.4%

Operating profit, as reported	$101	$114

Rationalization charges	28	13
Charge for litigation settlements, net	1	1
Other Specialty Products—Warranty	12	—

Operating profit, as adjusted	$142	$128

Operating margin, as reported	5.1%	5.8%
Operating margin, as adjusted	7.2%	6.5%

Earnings Per Common Share Reconciliation

Income from continuing operations, before income taxes, as reported	$45	$73

Rationalization charges	28	13
Charge for litigation settlements, net	1	1
Other Specialty Products—Warranty	12	—
(Gains) from financial investments, net	(2)	(19)

Income from continuing operations, before income taxes, as adjusted	84	68

Tax at 36% rate	(30)	(24)

Less: Net income attributable to non-controlling interest	9	13

Net income, as adjusted	$45	$31

Income per common share, as adjusted	$0.13	$0.09

Shares outstanding	350	348

Historical information is available on our website.

MASCO CORPORATION

Exhibit B: Reconciliations—Unaudited

For the Nine Months Ended September 30, 2012 and 2011

(dollars in millions, except EPS)

	2012	2011
Gross Profit and Operating Profit Reconciliations

Net sales	$5,855	$5,729

Gross profit, as reported	$1,510	$1,452

Rationalization charges	25	43
(Gain) from sale of fixed assets	(5)	—
Other Specialty Products—Warranty	12	—

Gross profit, as adjusted	$1,542	$1,495

Gross margin, as reported	25.8%	25.3%
Gross margin, as adjusted	26.3%	26.1%

Operating profit, as reported	$250	$236

Rationalization charges	47	60
(Gain) from sale of fixed assets	(5)	—
Charge for litigation settlements, net	74	6
Other Specialty Products—Warranty	12	—

Operating profit, as adjusted	$378	$302

Operating margin, as reported	4.3%	4.1%
Operating margin, as adjusted	6.5%	5.3%

Earnings Per Common Share Reconciliation

Income from continuing operations, before income taxes, as reported	$79	$121

Rationalization charges	47	60
(Gain) from sale of fixed assets	(5)	—
Charge for litigation settlements, net	74	6
Other Specialty Products—Warranty	12	—
Interest carry costs	7	—
(Gains) from financial investments, net	(18)	(69)

Income from continuing operations, before income taxes, as adjusted	196	118

Tax at 36% rate	(71)	(42)

Less: Net income attributable to non-controlling interest	28	37

Net income, as adjusted	$97	$39

Income per common share, as adjusted	$0.28	$0.11

Shares outstanding	350	349

Historical information is available on our website.

MASCO CORPORATION

Condensed Consolidated Balance Sheets and

Other Financial Data—Unaudited

(dollars in millions)

Balance Sheet	September 30, 2012	December 31, 2011
Assets
Current Assets:
Cash and Cash Investments	$1,166	$1,656
Receivables	1,156	914
Inventories	830	769
Prepaid Expenses and Other	83	70
Assets Held for Sale	20	20

Total Current Assets	3,255	3,429
Property and Equipment, Net	1,484	1,567
Goodwill	1,891	1,891
Other Intangible Assets	193	196
Other Assets	191	209
Assets Held for Sale	2	5

Total Assets	$7,016	$7,297

Liabilities
Current Liabilities:
Notes Payable	$207	$803
Accounts Payable	866	770
Accrued Liabilities	884	782
Liabilities Held for Sale	10	8

Total Current Liabilities	1,967	2,363
Long-Term Debt	3,422	3,222
Deferred Income Taxes and Other	953	970

Total Liabilities	6,342	6,555
Shareholders’ Equity	674	742

Total Liabilities and Shareholder’s Equity	$7,016	$7,297

	Year To Date
Other Financial Data	September 30, 2012	September 30, 2011
Working Capital Days
Receivable Days	51	48
Inventory Days	54	56
Payable Days	65	62
Working Capital	$1,120	$1,117
Working Capital as a % of Sales (LTM)	14.8%	14.8%

Dividend Payments	$80	$80
Cash Paid for Share Repurchases	$8	$30
CAPEX	$80	$106

Average diluted common shares outstanding	350	349

Historical information is available on our website.

MASCO CORPORATION

Quarterly Segment Data—Unaudited

For the Three Months and Nine Months Ended September 30, 2012 and 2011

(dollars in millions)

	Q3 2012	Q3 2011	Change	YTD 2012	YTD 2011	Change
Cabinets and Related Products
Net sales	$291	$307	-5%	$900	$944	-5%

Operating loss, as reported	$(35)	$(34)		$(70)	$(111)
Operating margin, as reported	-12.0%	-11.1%		-7.8%	-11.8%

Rationalization charges	7	7		11	14
Accelerated depreciation related to plant closures	2	—		2	20

Operating loss, as adjusted	(26)	(27)		(57)	(77)
Operating margin, as adjusted	-8.9%	-8.8%		-6.3%	-8.2%

Depreciation and amortization	13	12		38	43

EBITDA, as adjusted	$(13)	$(15)		$(19)	$(34)

Plumbing Products
Net sales	$736	$768	-4%	$2,216	$2,239	-1%

Operating profit, as reported	$75	$91		242	270
Operating margin, as reported	10.2%	11.8%		10.9%	12.1%

Rationalization charges	5	1		8	9
Accelerated depreciation related to plant closures	1	—		10	3

Operating profit, as adjusted	81	92		260	282
Operating margin, as adjusted	11.0%	12.0%		11.7%	12.6%

Depreciation and amortization	15	15		44	46

EBITDA, as adjusted	$96	$107		$304	$328

Installation and Other Services
Net sales	$312	$287	9%	$886	$792	12%

Operating loss, as reported	$(2)	$(15)		$(25)	$(71)
Operating margin, as reported	-0.6%	-5.2%		-2.8%	-9.0%

Rationalization charges	1	2		1	6
Accelerated depreciation related to plant closures	—	—		—	—

Operating loss, as adjusted	(1)	(13)		(24)	(65)
Operating margin, as adjusted	-0.3%	-4.5%		-2.7%	-8.2%

Depreciation and amortization	7	8		22	24

EBITDA, as adjusted	$6	$(5)		$(2)	$(41)

Historical information is available on our website.

MASCO CORPORATION

Quarterly Segment Data—Unaudited

For the Three Months and Nine Months Ended September 30, 2012 and 2011

(dollars in millions)

	Q3	Q3		YTD	YTD
	2012	2011	Change	2012	2011	Change
Decorative Architectural Products
Net sales	$481	$455	6%	$1,432	$1,322	8%

Operating profit, as reported	$96	$88		$264	$247
Operating margin, as reported	20.0%	19.3%		18.4%	18.7%

Rationalization charges	—	—		—	1
Accelerated depreciation related to plant closures	—	—		—	—

Operating profit, as adjusted	96	88		264	248
Operating margin, as adjusted	20.0%	19.3%		18.4%	18.8%

Depreciation and amortization	4	4		12	12

EBITDA, as adjusted	$100	$92		$276	$260

Other Specialty Products
Net sales	$156	$161	-3%	$421	$432	-3%

Operating profit, as reported	$3	$12		$4	$2
Operating margin, as reported	1.9%	7.5%		1.0%	0.5%

Rationalization charges	1	—		1	—
Accelerated depreciation related to plant closures	—	2		—	2
Other	12	—		12	—

Operating profit, as adjusted	16	14		17	4
Operating margin, as adjusted	10.3%	8.7%		4.0%	0.9%

Depreciation and amortization	5	5		16	17

EBITDA, as adjusted	$21	$19		$33	$21

Total
Net sales	$1,976	$1,978	0%	$5,855	$5,729	2%

Operating income, as reported—segment	$137	$142		$415	$337
General corporate expense (GCE)	(35)	(27)		(96)	(95)
Gain from sale of fixed assets	—	—		5	—
Charge for litigation settlements, net	(1)	(1)		(74)	(6)

Operating income, as reported	101	114		250	236
Operating margin, as reported	5.1%	5.8%		4.3%	4.1%

Rationalization charges—segment	14	10		21	30
Accelerated depreciation—segment	3	2		12	25
Rationalization charges—GCE	11	1		14	2
Accelerated depreciation—GCE	—	—		—	3
(Gain) from sale of fixed assets	—	—		(5)	—
Charge for litigation settlements, net	1	1		74	6
Other	12	—		12	—

Operating income, as adjusted	142	128		378	302
Operating margin, as adjusted	7.2%	6.5%		6.5%	5.3%

Depreciation and amortization—segment	44	44		132	142
Depreciation and amortization—non-operating	3	5		10	18

EBITDA, as adjusted	$189	$177		$520	$462

Historical information is available on our website.

MASCO CORPORATION

Quarterly North American and International Data—Unaudited

For the Three Months and Nine Months Ended September 30, 2012 and 2011

(dollars in millions)

	Q3 2012	Q3 2011	Change	YTD 2012	YTD 2011	Change
North American
Net sales	$1,553	$1,496	4%	$4,571	$4,349	5%

Operating profit, as reported	$112	$92		$325	$200
Operating margin, as reported	7.2%	6.1%		7.1%	4.6%

Rationalization charges	9	9		15	28
Accelerated depreciation related to plant closures	2	2		11	25
Other	12	—		12	—

Operating loss, as adjusted	135	103		363	253
Operating margin, as adjusted	8.7%	6.9%		7.9%	5.8%

Depreciation and amortization	32	31		96	104

EBITDA, as adjusted	$167	$134		$459	$357

International
Net sales	$423	$482	-12%	$1,284	$1,380	-7%

Operating profit, as reported	$25	$50		90	137
Operating margin, as reported	5.9%	10.4%		7.0%	9.9%

Rationalization charges	5	1		6	2
Accelerated depreciation related to plant closures	1	—		1	—

Operating profit, as adjusted	31	51		97	139
Operating margin, as adjusted	7.3%	10.6%		7.6%	10.1%

Depreciation and amortization	12	13		36	38

EBITDA, as adjusted	$43	$64		$133	$177

Total
Net sales	$1,976	$1,978	0%	$5,855	$5,729	2%

Operating income, as reported—segment	$137	$142		$415	$337
General corporate expense (GCE)	(35)	(27)		(96)	(95)
Gain from sale of fixed assets	—	—		5	—
Charge for litigation settlements, net	(1)	(1)		(74)	(6)

Operating income, as reported	101	114		250	236
Operating margin, as reported	5.1%	5.8%		4.3%	4.1%

Rationalization charges—segment	14	10		21	30
Accelerated depreciation—segment	3	2		12	25
Rationalization charges—GCE	11	1		14	2
Accelerated depreciation—GCE	—	—		—	3
(Gain) from sale of fixed assets	—	—		(5)	—
Charge for litigation settlements, net	1	1		74	6
Other	12	—		12	—

Operating income, as adjusted	142	128		378	302
Operating margin, as adjusted	7.2%	6.5%		6.5%	5.3%

Depreciation and amortization—segment	44	44		132	142
Depreciation and amortization—non-operating	3	5		10	18

EBITDA, as adjusted	$189	$177		$520	$462

Historical information is available on our website.